UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                 -----------------------------------------------

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


    DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 8, 1998


                          OCWEN ASSET INVESTMENT CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



   VIRGINIA                        000-22389                     65-0736120
(STATE OR OTHER                   (COMMISSION                 (I.R.S. EMPLOYER
   JURISDICTION                    FILE NUMBER)              IDENTIFICATION NO.)
 OF INCORPORATION)


                              THE FORUM, SUITE 1000
         1675 PALM BEACH LAKES BOULEVARD, WEST PALM BEACH, FLORIDA    33401
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)        (ZIP CODE)


                                 (561) 681-8000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




                               PAGE 1 OF 140 PAGES
                             EXHIBIT INDEX ON PAGE 4

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

On April 8, 1998, Ocwen Asset Investment Corp. (the "Company") acquired, an existing 536,000 square foot, 22-story Class-A office building located at 225 Bush Street in the financial district of San Francisco, California for $100.2 million in cash. The building was purchased from Pacific Resources Development, Inc., an unaffiliated third party (the "Seller"), by Ocwen Capital Corporation ("OCC") on behalf of the Company. OCC manages the Company's operations and is a wholly owned subsidiary of Ocwen Financial Corporation. The purchase price was determined through arms length negotiations between the Seller and OCC, and the source of funds for this purchase by OAIC was a $75.0 million loan from Salomon Brothers Realty Corp. and cash reserves on hand. OAIC intends to continue to use the building for rentals.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a) As of the date of this Form 8-K, the financial statements related to this property are not available, but to the extent required, the Company intends to file them by amendment to this Form 8-K no later than June 22, 1998.

(b) As of the date of this Form 8-K, the pro forma financial information related to this property is not available, but to the extent required, the Company intends to file it by amendment to this Form 8-K no later than June 22, 1998.

(c)       Exhibits

          The following exhibits are filed as part of this report:

           2.1 Purchase and Sale Agreement between Ocwen Capital Corporation and Pacific Resources Development, Inc as of March 3, 1998.

           2.2 Assignment and Assumption Agreement, dated April 7, 1998, by and between Ocwen Capital Corporation and OAIC Bush Street, LLC.

           10.1 Loan Agreement between OAIC Bush Street, LLC and Salomon Brothers Realty Corp. as of April 7, 1998.



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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                  OCWEN ASSET INVESTMENT CORP.
                                  (Registrant)


                                  By: /s/   Mark S. Zeidman
                                     -------------------------------------------
                                            Mark S. Zeidman
                                            Senior Vice President and
                                            Chief Financial Officer



Date:   April 23, 1998


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


                                INDEX TO EXHIBIT



     EXHIBIT NO.   DESCRIPTION                                          PAGE
     -----------   -----------                                          ----

         2.1 Purchase and Sale Agreement between Ocwen Capital Corporation and Pacific Resources Development, Inc.
                   as of March 3, 1998                                    5

         2.2 Assignment and Assumption Agreement, dated April 7, 1998, by and between Ocwen Capital Corporation and
                   OAIC Bush Street, LLC.                                37

         10.1      Loan Agreement between OAIC Bush Street, LLC and
                   Salomon Brothers Realty Corp. as of April 7, 1998     40




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